                                                                   EXHIBIT 10.16

                                    AGREEMENT


     This Agreement is entered into by Joseph Mooibroek and Electropharmacology, Inc., 2301 N.W. 33rd Ct., Suite 102, Pompano Beach, Florida 33069 (EPI hereafter) on this 12th day of April, 1997. Although written by hand, all parties agree that it is their mutual intention to enter into the Agreement as a final, enforceable binding agreement. All parties wish to resolve all disputes and conflicts they have or might ever have between themselves by this agreement. This agreement replaces all other oral or written agreements between the parties.

1. The parties agree that the Employment Agreement entered into 8/5/96 between the parties is terminated effective upon Mr. Mooibroek permitted resignation at the 4/1/96 telephonic board meeting of EPI, except that Paragraphs 17 and 20(a) shall survive and are incorporated herein.

2. As a resolution to any and all disputes that might exist between the parties, they have agreed to the following paragraphs.

3. EPI agrees to execute and deliver to Mr. Mooibroek the promissory note attached as Exhibit A, which shall be incorporated herein by reference. Additionally, EPI will give Mr. Mooibroek a warrant to purchase 25,000 shares of common stock at the closing price of EPI common stock on April 11, 1997. Such right shall be exercised by April 11, 2007. EPI acknowledges that Mr. Mooibroek is fully vested with respect to 207,236 shares of EPI common stock at a purchase price of $5.50 a share exercisable on or before August 5, 2006. The remaining options which Mr. Mooibroek may have had any interest in revert to EPI. The amount of such shares is estimated at 384,856. Additionally, Mr. Mooibroek had an option right relating to the exercise of the Herrick warrant (10% of 1.3 million shares). That right, too, is voided by this Agreement.

4. Mr. Mooibroek agrees he will not reveal to any person or entity information (that has not been disclosed to the public) about EPI which he learned exclusively during the term of his employment with EPI. He will not use such above-described information for any purpose. (The term of employment is 8/5/96 to 4/1/97.)

5. All parties acknowledge that it is a material inducement for each to enter into this Agreement that neither makes critical and/or negative comments regarding Mr. Mooibroek's resignation and/or the company's business affairs. The parties agree that the terms of this agreement, the negotiations leading up to it, other than what is expressed in the Board minutes of EPI of 4/1/97, will be held confidential unless required to be revealed by action of a court of competent jurisdiction. The parties agree Mr. Mooibroek will have to discuss the matter and disclose the agreement in his lawsuit with his former employer, AME, (now Orthofix Ltd.) sited in Dallas, Texas. The parties will uses the information in the press release issued April 2, 1997 in describing the separation of Mr. Mooibroek from his employment with EPI.

6. Mr. Mooibroek agrees that he will cooperate with EPI in that he will, at no additional cost to EPI, consent to execute any and all documents necessary to perfect and secure patent protection that will be assigned to EPI on inventions made by Mooibroek (battery powered unit and multiplexing system). Mr. Mooibroek agrees he will prepare and deliver to EPI by 4/25/97 the First Draft of his disclosures of the inventions which will become an Exhibit to the Agreement after he cooperates with EPI in putting that draft in final form (Exhibit B).

7. The parties agrees that no non-compete clause is to be implied to be part of this Agreement.

8. EPI acknowledges that the shares of common stock (in lieu of salary) which were assigned to Mr. Mooibroek for 1996 (5,555 shares), which have not yet been delivered to him by May 15, 1997. EPI will use its best efforts to deliver the certificates by 4/25/97. If the shares are not delivered to Mr. Mooibroek by 5/15/97, then the shares shall be declared lost and re-issued to Mr. Mooibroek as soon as possible.

9. No party in entering into this agreement admits to any liability or wrongdoing. All parties agree this Agreement is binding on their heirs, successors and assigns.

10. The parties agree that they have entered into Mutual General Releases which are attached as Exhibit C which are incorporated by reference.

11. The parties agree that each is represented by counsel; that the agreement will be governed by Florida law; that any dispute under the agreement will be litigated in a court in Broward County; and any such litigation will result in an award which grants attorneys fees and costs to the prevailing party. In case of relocation of the corporate offices, a court of competent jurisdiction in any county in Florida where EPI has an office will be appropriate venue.

12. If any portion of this Agreement is found to be invalid, such invalidity will not affect the validity of the remaining provisions.

13. Mr. Mooibroek has been fully informed of the protections provided by the OLDER WORKER'S PROTECTION ACT. Understanding that the matter has to be resolved for reasons that inure to each party's benefit, he has intentionally waived his rights to consider this matter for an additional 21 days. Mr. Mooibroek is aware that EPI is filing a 10K with the SEC on April 15, 1997. In order for EPI to in good faith treat this matter as resolved, Mr. Mooibroek acknowledges his right to revoke this agreement for a statutorily establish seven day period and agrees he will not act to so revoke.

     In witness whereof, the parties have signed in Fort Lauderdale, Florida, this 12th day of April 1997.

WITNESS                                ELECTROPHARMACOLOGY, INC.

/s/ Elizabeth J. du Fresne             /s/ David Saloff
--------------------------------       --------------------------------
                                       David Saloff,
/s/ Bruce E. Loren                     Executive Vice President
--------------------------------
                                       /s/ Joseph Mooibroek
/s/ Elizabeth J. du Fresne             --------------------------------
--------------------------------       Joseph Mooibroek

/s/ Bruce E. Loren
--------------------------------

     Verifying that he has agreed that Mr. Mooibroek's promissory note will have preference and stand before any obligations EPI has to Norton Herrick and/or his assigns.

                                       /s/ Norton Herrick
                                       --------------------------------
                                       Norton Herrick





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
                  PAGES 4 THROUGH 15 INTENTIONALLY LEFT BLANK.

RETURN TO: (ENCLOSE SELF-ADDRESSED STAMPED ENVELOPE)            GENERAL RELEASE

NAME:
Bruce E. Loren
ADDRESS:
        P.O. Box 1900
        Fort Lauderdale, Florida 33302

THIS INSTRUMENT PREPARED BY:

ADDRESS:
        Ruden, McClosky, Smith,
        Schuster & Russell, P.A.
        200 East Broward Boulevard
        15th Floor
        Fort Lauderdale, Florida 33301

--------------------------------------------------------------------------------
     SPACE ABOVE THIS LINE                          SPACE ABOVE THIS LINE
      FOR PROCESSING DATA                             FOR RECORDING DATA

                        KNOW ALL MEN BY THESE PRESENTS:


     That, first party, Joseph Mooibroek, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00), and other valuable considerations, received from or on behalf of Electropharmacology, Inc., second party, the receipt whereof is hereby acknowledged,

     (Wherever used herein the terms "first party" and "second party" shall include singular and plural, officers, directors, agents, attorneys, employees, insurers, heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.)

     HEREBY remise, release, acquit, satisfy, and forever discharge the said second party of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which said first party ever had, now has, or which any personal representative, successor, heir or assign of said first party, hereafter can, shall or may have, against said second party, for, upon or by reason of any claims that have been made for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents, including without limitation, any claims raised or that could have been raised in connection with or related to the first party's management of or employment by the first party; except that, this release is not intended to and shall not release second party from his obligations and duties under that certain Settlement Agreement, dated April 12, 1997, between Electropharmacology, Inc. and Joseph Mooibroek.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal, this 12th day of April, 1997.


Signed, sealed and delivered in presence of:  JOSEPH MOOIBROEK

/s/ ELIZABETH J. DU FRESNE                    /s/ JOSEPH MOOIBROEK
-----------------------------------          ---------------------------------
Witness Signature

   Elizabeth J. du Fresne                         Joseph Mooibroek
-----------------------------------          ---------------------------------
Printed Name                                 Printed Name

/s/ BRUCE E. LOREN                               17643 Bocaine Way
-----------------------------------          ---------------------------------
Witness Signature                            Post Office Address

   Bruce E. Loren                             Boca Raton, Florida  33487-1121
-----------------------------------
Printed Name


STATE OF FLORIDA       )
                       ) SS:
COUNTY OF BROWARD      )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by _______________________ __________________________, who is personally known to me or who has produced
______________________________ as identification.

     WITNESS my hand and official seal in the County and State last aforesaid this _____ day of ____________________, 19__.


                                          /s/ ELIZABETH J. DU FRESNE
                                       --------------------------------------
                                       Notary Public



                                       --------------------------------------
                                       Typed, printed or stamped name of
                                       Notary Public

My Commission Expires:

RETURN TO: (ENCLOSE SELF-ADDRESSED STAMPED ENVELOPE)            GENERAL RELEASE

NAME:
Bruce E. Loren
ADDRESS:
        P.O. Box 1900
        Fort Lauderdale, Florida 33302

THIS INSTRUMENT PREPARED BY:

ADDRESS:
        Ruden, McClosky, Smith,
        Schuster & Russell, P.A.
        200 East Broward Boulevard
        15th Floor
        Fort Lauderdale, Florida 33301

--------------------------------------------------------------------------------
     SPACE ABOVE THIS LINE                          SPACE ABOVE THIS LINE
      FOR PROCESSING DATA                             FOR RECORDING DATA

                        KNOW ALL MEN BY THESE PRESENTS:


     That, first party, Electropharmacology, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00), and other valuable considerations, received from or on behalf of Joseph Mooibroek, second party, the receipt whereof is hereby acknowledged,

     (Wherever used herein the terms "first party" and "second party" shall include singular and plural, officers, directors, agents, attorneys, employees, insurers, heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.)

     HEREBY remise, release, acquit, satisfy, and forever discharge the said second party of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which said first party ever had, now has, or which any personal representative, successor, heir or assign of said first party, hereafter can, shall or may have, against said second party, for, upon or by reason of any claims that have been made for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents, including without limitation, any claims raised or that could have been raised in connection with or related to the second party's management of or employment by the first party; except that, this release is not intended to and shall not release second party from his obligations and duties under that certain Settlement Agreement, dated April 12, 1997, between Electropharmacology, Inc. and Joseph Mooibroek.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal, this 12th day of April, 1997.


Signed, sealed and delivered in presence of:  ELECTROPHARMACOLOGY, INC.

/s/ ARUP SEN                             By:   /s/ DAVID SALOFF        (L.S.)
-----------------------------------          ---------------------------------
Witness Signature                            As  Executive Vice President
                                               -------------------------------

   Arup Sen
-----------------------------------          ---------------------------------
Printed Name                                 Printed Name

/s/ BRUCE E. LOREN
-----------------------------------          ---------------------------------
Witness Signature                            Post Office Address

   Bruce E. Loren
-----------------------------------
Printed Name


STATE OF FLORIDA       )
                       ) SS:
COUNTY OF BROWARD      )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by _______________________ ________________________, the ________________________ of Electropharmacology,
Inc., a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced ______________________________ as identification.

     WITNESS my hand and official seal in the County and State last aforesaid this _____ day of ____________________, 1997.


                                          /s/ ELIZABETH J. DU FRESNE
                                       --------------------------------------
                                       Notary Public



                                       --------------------------------------
                                       Typed, printed or stamped name of
                                       Notary Public

My Commission Expires:

                                 PROMISSORY NOTE

$128,700.00                                             City of Fort Lauderdale
                                                               State of Florida

   FOR VALUE RECEIVED, ELECTROPHARMACOLOGY, INC., a Florida corporation ("Borrower"), promise to pay to the order of JOSEPH MOOIBROEK ("MOOIBROEK"), the principal amount of ONE HUNDRED AND TWENTY EIGHT THOUSAND SEVEN HUNDRED DOLLARS AND 00/100 DOLLARS ($128,700.00).

   This Note shall be paid according to the following terms:

   $15,000 due no later than April 18, 1997;
   $15,000 due no later than May 1, 1997;
   $15,700 due no later than May 15, 1997;
   $10,000 due no later than June 1, 1997;
   $10,000 due no later than June 15, 1997;
   $10,000 due no later than July 1, 1997;
   $10,000 due no later than July 15, 1997;
   $10,000 due no later than August 1, 1997;
   $10,000 due no later than August 15, 1997;
   $10,000 due no later than September 1, 1997;
   $11,000 due no later than September 15, 1997; and $ 2,000 due no later than October 1, 1997

   All payments to be received no later than 5:00 p.m. on the date that such payment is due. This Note may be prepaid at any time without premium or fee.

   If Borrower obtains financing in an amount greater than One Million Dollars ($1,000,000), or if Borrower defaults on any payment to be made herein and any such Default continues for more than ten (10) calendar days from the date payment is due, the entire principal sum shall become due and payable at the option of Mooibroek. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time.

   Upon the occurrence of any default under this Note, the unpaid principal of this Note and any part thereof, shall bear interest at the rate of eighteen (18) per cent after Default until paid (the "Default Rate"). The prevailing party in any action to collect upon this Note shall be entitled to all costs of collection, including reimbursement of their attorney's fees, including any appeals.

   All payments on this Note shall be payable in lawful currency of the United States of America at Joseph Mooibroek, 17643 Bocaire Way, Boca Raton, Florida 33487 in immediately available funds.

   Borrower hereby (a) waives demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; and (b) agrees that Mooibroek shall not be required first to institute any suit, or to exhaust its remedies against Borrower or any other person or party to become liable hereunder in order to enforce payment of this Note.

   Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any such sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

   The provisions of this Note may from time to time be amended, modified or waived only by written agreement executed by Borrower and Mooibroek.

   This Note is made under and governed by the laws of the State of Florida, without regard to conflict of laws or principles.

   WAIVER OF JURY TRIAL. BORROWER AND MOOIBROEK HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MOOIBROEK'S ACCEPTING THIS NOTE FROM BORROWER.

                                      BORROWER:

                                      ELECTROPHARMACOLOGY, INC.,
                                      a Florida corporation


                                      By:  /s/ DAVID SALOFF
                                          -------------------------------------
                                          David Saloff, Vice Chairman/Chief
                                          Financial Officer

STATE OF FLORIDA       )
                       ) SS:
COUNTY OF BROWARD      )

   I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by _______________, the ________________ of _______________, a _______________ corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced ______________ as identification.

   WITNESS my hand and official seal in the County and State last aforesaid this __ day of ___________, 19__.


                                                 ELIZABETH J. DU FRESNE
                                                 --------------------------
                                                 Notary Public



                                                 --------------------------
                                                 Typed, printed or stamped
                                                 name of Notary Public

My Commission Expires: